                            ALPHANET SOLUTIONS, INC.
                               7 Ridgedale Avenue
                         Cedar Knolls, New Jersey 07927


June 20, 2000

Omnitech Holdings, LLC
c/o Omnitech Corporate Solutions, Inc.
100 West Forest Avenue
Englewood, New Jersey 07631

Omnitech Corporate Solutions, Inc.
100 West Forest Avenue
Englewood, New Jersey 07631

Gentlemen:

In connection with the Asset Purchase Agreement dated as of June 6, 2000 (hereinafter, the "Asset Purchase Agreement") by and between AlphaNet Solutions, Inc. ("AlphaNet") and Omnitech Corporate Solutions, Inc. (hereinafter, "Omnitech") and the sale to AlphaNet of the assets of Omnitech specified therein, this will confirm your representation and agreement as follows:

1. Omnitech Holdings, LLC (hereinafter, "Omnitech Holdings") is the corporate parent of Omnitech and has taken all such actions and executed all such documents as are necessary and appropriate to authorize the execution by Omnitech of the Asset Purchase Agreement and the sale to AlphaNet of the assets specified therein, and said Asset Purchase Agreement and sale of assets thereunder are hereby expressly authorized and approved.

2. Omnitech Holdings owns the Omnitech interactive kiosk business referenced in the Asset Purchase Agreement and has the sole legal right to contract with AlphaNet with respect thereto.

3. Anything contained in the Asset Purchase Agreement to the contrary notwithstanding, Omnitech Holdings hereby grants to AlphaNet (and Omnitech hereby consents to the grant to AlphaNet of) a right of first refusal to support Omnitech's interactive kiosk business to the extent Omnitech or Omnitech Holdings requires such support.

4. Anything contained in the Asset Purchase Agreement to the contrary notwithstanding, Omnitech Holdings and Omnitech hereby authorize and agree to the execution by AlphaNet of the Glimcher Realty Trust (Omnitech Work Order #14522) contract for web site development and web site hosting and any other contracts or commitments included in the backorders assigned to AlphaNet under the Asset Purchase Agreement, it being understood and agreed that AlphaNet shall be exclusively entitled to all payments under such contracts or commitments.

Please signify your acceptance of and agreement to the foregoing by signing in the space provided below for such purpose.

                                             Very truly yours,

                                             ALPHANET SOLUTIONS, INC.



                                             By: STAN GANG
                                             -------------
                                             Authorized Signatory



ALL OF THE FOREGOING IS ACCEPTED AND AGREED TO THIS 22ND DAY OF JUNE, 2000:


OMNITECH HOLDINGS, LLC



By DAVID PRICE, PRESIDENT
-------------------------
   Authorized Signatory


OMNITECH CORPORATE SOLUTIONS, INC.



By DAVID PRICE, PRESIDENT
-------------------------
   Authorized Signatory









                                      -22-